UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  January 15, 2004


                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                 0-16106                  41-1347235
(State of other jurisdiction (Commission File No.)  (IRS Employer Identification
      of incorporation)                                        Number)


                      2950 NE 84TH LANE, BLAINE, MN        55449
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A

ITEM 5.   OTHER EVENTS

     On January 13, 2004 we announced organizational changes as more fully described in the attached press release.



ITEM 7.   EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press Release dated January 13, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 15, 2004          APA OPTICS, INC.


                                   By /s/ Anil K. Jain
                                      ----------------
                                      Anil K. Jain, Chief Executive Officer
                                      Authorized Signatory